UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

On February 23, 2012, Plains Exploration & Production Company issued a press release announcing fourth quarter and full year 2011 results. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. In connection with such release, PXP has prepared investor slides, which can be found on our website at www.pxp.com.

Pursuant to Item 7.01, PXP is updating its operational and financial guidance for the year ended December 31, 2012.

The information presented herein under Items 2.02 and 7.01 shall not be deemed “filed” under the Securities Exchange Act 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Statement Regarding Forward-Looking Statements

This Report on Form 8-K includes forward-looking information regarding PXP that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements included in this Report that address activities, events or developments that PXP expects, believes or anticipates will or may occur in the future are forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things:

*	reserve and production estimates;
*	oil and gas prices;
*	the impact of derivative positions;
*	production expense estimates;
*	cash flow estimates;
*	future financial performance;
*	capital and credit market conditions;
*	planned capital expenditures; and
*	other matters that are discussed in PXP’s filings with the SEC.

These statements are based on our current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K, for a discussion of these risks.

All forward-looking statements in this report are made as of the date hereof, and you should not place undue reliance on these statements without also considering the risks and uncertainties associated with these statements and our business that are discussed in this report and our other filings with the SEC. Moreover, although we believe the expectations reflected in the forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except for any obligation to disclose material information under the Federal securities laws, we do not intend to update these forward-looking statements and information.

Updated 2012 Guidance

PXP updated its 2012 full-year operational and financial guidance. Due to curtailment in drilling activity by operators in the Haynesville Shale, PXP plans to re-direct capital from the Haynesville Shale to the Eagle Ford Shale development. Total capital expenditures and the full-year total production sales volume range of 92 – 96 thousand BOE per day are unchanged.

However, due to the shift in capital allocation, oil/liquids sales volumes, as a percentage of total volumes, are now expected to account for 58% to 61% of total volumes up from 55% estimated in previous guidance. PXP has revised its production costs per BOE to reflect higher forecasted oil/liquids volumes and lower forecasted natural gas prices. The new cost estimates are incorporated in the updated 2012 full-year operational and financial guidance set forth below.

Full year guidance also reflects the following new information: depreciation, depletion and amortization expense per BOE, general and administrative expenses, the current interest rate schedule for long-term debt, an effective tax rate and the weighted average equivalent shares outstanding.

The following table and accompanying notes reflect current estimates of certain results for the full year 2012 for PXP. These estimates are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and our future performance are both subject to a wide range of business risks and uncertainties and there is no assurance that these goals and estimates can or will be met. Any number of factors could cause actual results to differ materially from those in the following table and accompanying notes, including but not limited to the factors discussed above. The estimates set forth below are given as of the date hereof only based on information available as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in our filings with the SEC, and we encourage you to review these filings.

Plains Exploration & Production Company

Full-Year 2012 Operational and Financial Guidance

	Year Ended December 31, 2012
Production Volumes (MBOE/day)
Total Production volumes sold	92	—	96
Oil	55%	—	57%
NGLs	3%	—	4%
Natural Gas	42%	—	39%
Product Price Realization (Unhedged)
Oil - Brent	98%	—	102%
Oil - Transportation Expense		$5.00

NGLs - WTI		40%

Gas - Henry Hub		100%
Gas - Transportation Expense		$0.15

Production Costs per BOE
Lease operating expense	$ 9.50	—	$10.50
Steam gas costs(1)	$ 1.25	—	$ 1.75
Electricity	$ 1.20	—	$ 1.40
Production and ad valorem taxes(2)	$ 2.00	—	$ 2.25
Gathering and transportation	$ 1.50	—	$ 2.00

Depreciation, Depletion and Amortization per BOE	$ 22	—	$ 24

General and Administrative Expenses (in millions)
Cash	$ 107	—	$ 111
Stock-based compensation(3)	$ 40	—	$ 46

Interest Expense
Average revolver balance	30 Day LIBOR + 1.50% -2.50%
$79 Million Senior Notes		7.750%
$185 Million Senior Notes		10.000%
$77 Million Senior Notes		7.000%
$400 Million Senior Notes		7.625%
$400 Million Senior Notes		8.625%
$300 Million Senior Notes		7.625%
$600 Million Senior Notes		6.625%
$1,000 Million Senior Notes		6.750%

Effective Tax Rate	38% — 40%

Weighted Average Equivalent Shares Outstanding (in thousands)
Basic		127,600
Diluted		129,300

Capital Expenditures (in millions)(4)
PXP		$1,366
Gulf of Mexico - Plains Offshore		234

Total		$1,600

(1)	Steam gas costs assume a base SoCal Border index price of $3.02 per MMBtu. The purchased volumes are anticipated to be 43,000 - 45,000 MMBtu per day.
(2)	Production and ad valorem taxes assume base index prices of $110.00 per barrel and $3.00 per MMBtu. (Note: Brent index price for oil)
(3)	Based on current outstanding and projected awards and current stock price.
(4)	Includes capitalized interest and general and administrative expenses.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1	Plains Exploration & Production Company press release dated February 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: February 23, 2012	/s/ Nancy I. Williams
Nancy I. Williams
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Plains Exploration & Production Company press release dated February 23, 2012.